State of Utah
Department of Commerce
Division of Corporations & Commercial Code
Articles/Statement of Conversion

Non-Refundable Processing Fee: $37.00

PAID

RECEIVED
MAR 11 2022
Utah Div. of Corp. & Comm. Code

1. The Articles/Statement of Conversion shall state:

Entity Number: 11541073-0160

First: The name and entity type of the company immediately prior to the filing of the conversion:
Name: Utah Therapeutic Health Center, LLC

Entity Type (Corp, LLC, LP, Partnership, DBA, etc.): LLC

Second: The date and state where the company was first created and, if it has changed, its jurisdiction immediately prior to its conversion;

12/02/2019 — Date of formation
Utah — State / Jurisdiction

Third: The name and entity type of the company as set forth in its converted entity filing;
Name: Kindly MD, Inc.

Entity Type: Corporation
Utah — State / Jurisdiction

881 Baxter Drive, Suite 100, South Jordan, UT 84095
Registered Agent address or mailing address for service of process if not qualified as a foreign entity in Utah

Fourth: The future effective date of the conversion to the new entity if it is not to be effective upon the filing of the conversion;

________________(MM-DD-YYYY)

Fifth: Under penalties of perjury, I declare that the Articles/Statement of Conversion have been duly approved by the owners of the entity.

Name: Tim Pickett
Signature: [signature] *Sign here after the form is printed*
Title: Manager of Wade Rivers, LLC
Date: 3/15/22

2. Additional filing requirements: The non-refundable processing fee of $37.00 payable to the State of Utah, and application for new entity must accompany this form. No additional fee for the new application.

Under GRAMA {63G-2-201}, all registration information maintained by the Division is classified as public record. For confidentiality purposes, you may use the business entity physical address rather than the residential or private address of any individual affiliated with the entity.

Mailing/Faxing Information: www.corporations.utah.gov/contactus.html Division's Website: www.corporations.utah.gov

State of Utah
Department of Commerce
Division of Corporations and Commercial Code
I hereby certified that the foregoing has been filed and approved on this 11 day of March 2022
In this office of this Division and hereby issued This Certificate thereof.

Examiner TMM Date 3/31/22

[signature]
Leigh Veillette
Division Director

State of Utah
Department of Commerce
Division of Corporations & Commercial Code
Articles of Incorporation (Profit)

This form cannot be hand written.

RECEIVED
MAR 11 2022
Utah Div. of Corp. & Comm. Code

Important: Read instructions before completing form Non-Refundable Processing Fee: $70.00

1. Name of Corporation:	Kindly MD, Inc.			
2. Purpose:	Outpatient medical clinic that treats non-emergent issues.			
3. Shares:	Type:	Common	Number of Shares:	42,000,000
☐	Type:		Number of Shares:	

4. Who/What is the name of the Registered Agent (Individual or Business Entity or Commercial Registered Agent)?:
[redacted] Utah Commercial Registered Agent, LLC

The address must be listed if you have a non-commercial registered agent. What is a commercial registered agent?

Address of the Registered Agent: 881 BAXTER DR., STE 100 South Jordan, UT 84095
Utah Street Address Required, PO Boxes can be listed after the Street Address

City: **State** UT **Zip:**

5. Name, Signature and Address of Incorporator

Tim Pickett			
Name			
30 N. Gould St., Ste R	Sheridan	WY	82801
Address	City	State	Zip

Signature: [signature] **Date:** 3/15/22

6. Principal Address:

740 E. 3900 S. Suite 108	Salt Lake City	UT	84107
Address	City	State	Zip

Please list the officers and directors of the corporation. Must have at least 1 officer and 1 director within the 1st year of the corporation.

Tim Pickett	Director		
Name	Position(s)		
30 N. Gould St., Ste R	Sheridan	WY	82801
Address	City	State	Zip
Tim Pickett	Officer		
Name	Position(s)		
30 N. Gould St., Ste R	Sheridan	WY	82801
Address	City	State	Zip
	Select or type in position		
Name	Position(s)		
Address	City	State	Zip
	Select or type in position		
Name	Position(s)		
Address	City	State	Zip

Under GRAMA {63G-2-201}, all registration information maintained by the Division is classified as public record. For confidentiality purposes, you may use the business entity physical address rather than the residential or private address of any individual affiliated with the entity.

Optional Inclusion of Ownership Information: This information is not required.

Is this a female owned business? ◯ Yes ◯ No

Is this a minority owned business? ◯ Yes ◯ No If yes, please specify: Select/Type the race of the owner here

Mailing/Faxing Information: www.corporations.utah.gov/contactus.html Division's Website: www.corporations.utah.gov

State of Utah
Department of Commerce
Division of Corporations and Commercial Code
I hereby certified that the foregoing has been filed and approved on this 11 day of March 2022
In this office of this Division and hereby issued This Certificate thereof.

Examiner TPM Date 3/31/22

[signature]
Leigh Veillette
Division Director

01/14